  21\F7V1137         Top Layer   Excess Catastrophe Reinsurance Contract   Effective: July 1, 2021      FedNat Insurance Company   Sunrise, Florida   and   Monarch National Insurance Company   Sunrise, Florida   and   Maison Insurance Company   Baton Rouge, Louisiana                                                                                                      _______________________      Certain identified information has been omitted from this exhibit because it is not material and   would be competitively harmful if publicly disclosed. Redactions are indicated by [***].
  21\F7V1137         Table of Contents         Article Page    1 Classes of Business Reinsured 1    2 Commencement and Termination 1    3 Territory 3    4 Exclusions 3    5 Retention and Limit 4    6 Florida Hurricane Catastrophe Fund 5    7 Other Reinsurance 5    8 Definitions 5    9 Loss Occurrence 6    10 Loss Notices and Settlements 8    11 Cash Call 9    12 Salvage and Subrogation 9    13 Reinsurance Premium 9    14 Sanctions 9    15 Late Payments 10    16 Offset 11    17 Severability of Interests and Obligations 11    18 Access to Records 12    19 Liability of the Reinsurer 12    20 Net Retained Lines (BRMA 32E) 12    21 Errors and Omissions (BRMA 14F) 13    22 Currency (BRMA 12A) 13    23 Taxes (BRMA 50B) 13    24 Federal Excise Tax (BRMA 17D) 13    25 Reserves 13    26 Insolvency 15    27 Arbitration 15    28 Service of Suit (BRMA 49C) 16    29 Severability (BRMA 72E) 17    30 Governing Law (BRMA 71B) 17    31 Confidentiality 17    32 Non-Waiver 18    33 Agency Agreement (BRMA 73A) 18    34 Notices and Contract Execution 18    35 Intermediary 19    Schedule A

  21\F7V1137   Page 1      Top Layer   Excess Catastrophe Reinsurance Contract   Effective: July 1, 2021      entered into by and between      FedNat Insurance Company   Sunrise, Florida   and   Monarch National Insurance Company   Sunrise, Florida   and   Maison Insurance Company   Baton Rouge, Louisiana    (hereinafter collectively referred to as the "Company" except   to the extent individually referred to)      and      The Subscribing Reinsurer(s) Executing the   Interests and Liabilities Agreement(s)   Attached Hereto   (hereinafter referred to as the "Reinsurer")            Article 1 - Classes of Business Reinsured   By this Contract the Reinsurer agrees to reinsure the excess liability which may accrue to the   Company under its policies in force at the effective time and date hereof or issued or renewed at   or after that time and date, and classified by the Company as Property business, including but   not limited to, Dwelling Fire, Inland Marine, Mobile Home, Commercial and Homeowners   business (including any business assumed from Citizens Property Insurance Corporation),   including policies written by SageSure Insurance Managers, LLC, subject to the terms,   conditions and limitations set forth herein and in Schedule A attached hereto.         Article 2 - Commencement and Termination   A. This Contract shall become effective at 12:01 a.m., Eastern Standard Time, July 1, 2021,   with respect to losses arising out of loss occurrences commencing at or after that time and   date, and shall remain in force until 12:01 a.m., Eastern Standard Time, July 1, 2022.      B. Notwithstanding the provisions of paragraph A above, the Company may terminate a   Subscribing Reinsurer's percentage share in this Contract at any time by giving written   notice to the Subscribing Reinsurer in the event any of the following circumstances occur:       1. The Subscribing Reinsurer's policyholders' surplus (or its equivalent under the   Subscribing Reinsurer's accounting system) at the inception of this Contract has been
  21\F7V1137   Page 2      reduced by 20.0% or more of the amount of surplus (or the applicable equivalent)   12 months prior to that date; or       2. The Subscribing Reinsurer's policyholders' surplus (or its equivalent under the   Subscribing Reinsurer's accounting system) at any time during the term of this   Contract has been reduced by 20.0% or more of the amount of surplus (or the   applicable equivalent) at the date of the Subscribing Reinsurer's most recent financial   statement filed with regulatory authorities and available to the public as of the   inception of this Contract; or       3. The Subscribing Reinsurer's A.M. Best's Financial Strength Rating has been assigned   or downgraded below A- and/or Standard & Poor's Financial Strength Rating has been   assigned or downgraded below BBB+; or       4. The Subscribing Reinsurer has become, or has announced its intention to become,   merged with, acquired by or controlled by any other entity or individual(s) not   controlling the Subscribing Reinsurer's operations previously; or       5. A State Insurance Department or other legal authority has ordered the Subscribing   Reinsurer to cease writing business; or       6. The Subscribing Reinsurer has become insolvent or has been placed into liquidation,   receivership, supervision, administration, winding-up or under a scheme of   arrangement, or similar proceedings (whether voluntary or involuntary) or proceedings   have been instituted against the Subscribing Reinsurer for the appointment of a   receiver, liquidator, rehabilitator, supervisor, administrator, conservator or trustee in   bankruptcy, or other agent known by whatever name, to take possession of its assets   or control of its operations; or       7. The Subscribing Reinsurer has reinsured its entire liability under this Contract without   the Company's prior written consent; or       8. The Subscribing Reinsurer has ceased assuming new or renewal property or casualty   treaty reinsurance business; or       9. The Subscribing Reinsurer has hired an unaffiliated runoff claims manager that is   compensated on a contingent basis or is otherwise provided with financial incentives   based on the quantum of claims paid; or       10. The Subscribing Reinsurer has failed to comply with the funding requirements set forth   in the Reserves Article.      C. The "term of this Contract" as used herein shall mean the period from 12:01 a.m., Eastern   Standard Time, July 1, 2021 to 12:01 a.m., Eastern Standard Time, July 1, 2022. However,   if this Contract is terminated, the "term of this Contract" as used herein shall mean the   period from 12:01 a.m., Eastern Standard Time, July 1, 2021 to the effective time and date   of termination.      D. If this Contract is terminated or expires while a loss occurrence covered hereunder is in   progress, the Reinsurer's liability hereunder shall, subject to the other terms and conditions

  21\F7V1137   Page 3      of this Contract, be determined as if the entire loss occurrence had occurred prior to the   termination or expiration of this Contract, provided that no part of such loss occurrence is   claimed against any renewal or replacement of this Contract.         Article 3 - Territory   The territorial limits of this Contract shall be identical with those of the Company's policies.         Article 4 - Exclusions   A. This Contract does not apply to and specifically excludes the following:       1. Reinsurance assumed by the Company under obligatory reinsurance agreements,   except business assumed by the Company from Citizens Property Insurance   Corporation.       2. Hail damage to growing or standing crops.       3. Business rated, coded or classified as Flood insurance or which should have been   rated, coded or classified as such.       4. Business rated, coded or classified as Mortgage Impairment and Difference in   Conditions insurance or which should have been rated, coded or classified as such.       5. Title insurance and all forms of Financial Guarantee, Credit and Insolvency.       6. Aviation, Ocean Marine, Boiler and Machinery, Fidelity and Surety, Accident and   Health, Animal Mortality and Workers Compensation and Employers Liability.       7. Errors and Omissions, Malpractice and any other type of Professional Liability   insurance.       8. Loss and/or damage and/or costs and/or expenses arising from seepage and/or   pollution and/or contamination, other than contamination from smoke. Nevertheless,   this exclusion does not preclude payment of the cost of removing debris of property   damaged by a loss otherwise covered hereunder, subject always to a limit of 25.0% of   the Company's property loss under the applicable original policy.       9. Loss or liability as excluded under the provisions of the "War Exclusion Clause"   attached to and forming part of this Contract.       10. Nuclear risks as defined in the "Nuclear Incident Exclusion Clause - Physical   Damage - Reinsurance (U.S.A.)" attached to and forming part of this Contract.       11. Loss or liability excluded by the Pools, Associations and Syndicates Exclusion Clause   (Catastrophe) attached to and forming part of this Contract and any assessment or   similar demand for payment related to the FHCF or Citizens Property Insurance   Corporation.
  21\F7V1137   Page 4          12. Loss or liability of the Company arising by contract, operation of law, or otherwise,   from its participation or membership, whether voluntary or involuntary, in any   insolvency fund. "Insolvency fund" includes any guaranty fund, insolvency fund, plan,   pool, association, fund or other arrangement, however denominated, established or   governed, which provides for any assessment of or payment or assumption by the   Company of part or all of any claim, debt, charge, fee or other obligation of an insurer,   or its successors or assigns, which has been declared by any competent authority to   be insolvent, or which is otherwise deemed unable to meet any claim, debt, charge,   fee or other obligation in whole or in part.       13. Losses in the respect of overhead transmission and distribution lines other than those   on or within 150 meters (or 500 feet) of the insured premises.       14. Mold, unless resulting from a peril otherwise covered under the policy involved.       15. Loss or liability as excluded under the provisions of the "Terrorism Exclusion" attached   to and forming part of this Contract.       16. Loss or liability as excluded under the provisions of the "Limited Cyber Loss Exclusion   No. 1 (Property Treaty Reinsurance)" attached to and forming part of this Contract.       17. Loss or liability as excluded under the provisions of the "Limited Communicable   Disease Exclusion No. 2 (Property Treaty Reinsurance)" attached to and forming part   of this Contract.         Article 5 - Retention and Limit   A. Coverage A: As respects policies written by SageSure Insurance Managers LLC, the   Company shall retain and be liable for the first $450,000,000 of ultimate net loss arising out   of each loss occurrence. The Reinsurer shall then be liable, as respects each excess layer,   for the amount by which such ultimate net loss exceeds the Company's applicable   retention, but the liability of the Reinsurer under each excess layer shall not exceed the   amount, shown as "Reinsurer's Per Occurrence Limit" for the excess layer in Schedule A   attached hereto, as respects any one loss occurrence, nor shall it exceed the amount,   shown as the "Reinsurer's Term Limit" for the excess layer in Schedule A attached hereto,   as respects all loss occurrences during the term of this Contract.      B. Coverage B: As respects all other policies, the Company shall retain and be liable for the   first $388,000,000 of ultimate net loss arising out of each loss occurrence. The Reinsurer   shall then be liable, as respects each excess layer, for the amount by which such ultimate   net loss exceeds the Company's applicable retention, but the liability of the Reinsurer under   each excess layer shall not exceed the amount, shown as "Reinsurer's Per Occurrence   Limit" for the excess layer in Schedule A attached hereto, as respects any one loss   occurrence, nor shall it exceed the amount, shown as the "Reinsurer's Term Limit" for the   excess layer in Schedule A attached hereto, as respects all loss occurrences during the   term of this Contract.

  21\F7V1137   Page 5      C. It is understood that the Reinsurer's liability under Coverage A and Coverage B combined   shall not exceed $90,000,000.      D. Notwithstanding the provisions above, no claim shall be made hereunder as respects   losses arising out of loss occurrences commencing during the term of this Contract unless   at least two risks insured or reinsured by the Company are involved in such loss   occurrence. For purposes hereof, the Company shall be the sole judge of what constitutes   "one risk."         Article 6 - Florida Hurricane Catastrophe Fund   As respects Coverage B, the Company has purchased 90.0% of the FHCF mandatory layer of   coverage and shall be deemed to inure to the benefit of this Contract. Loss adjustment expense   recoveries paid by the FHCF in excess of the actual loss adjustment expense paid by the   Company shall inure to the benefit of the Company and shall not reduce the amount of ultimate   net loss hereunder. Further, any FHCF loss reimbursement shall be deemed to be paid to the   Company in accordance with the FHCF reimbursement contract at the full payout level set forth   therein and will be deemed not to be reduced by any reduction or exhaustion of the FHCF's   claims-paying capacity as respects the mandatory FHCF coverage.         Article 7 - Other Reinsurance   The Company shall be permitted to carry other reinsurance, recoveries under which shall inure   solely to the benefit of the Company and be entirely disregarded in applying all of the provisions   of this Contract.         Article 8 - Definitions   A. "Loss adjustment expense," regardless of how such expenses are classified for statutory   reporting purposes, as used in this Contract shall mean all costs and expenses allocable to   a specific claim that are incurred by the Company in the investigation, appraisal,   adjustment, settlement, litigation, defense or appeal of a specific claim, including court   costs and costs of supersedeas and appeal bonds, and including a) pre-judgment interest,   unless included as part of the award or judgment; b) post-judgment interest; c) legal   expenses and costs incurred in connection with coverage questions and legal actions   connected thereto, including Declaratory Judgment Expense; and d) expenses and a pro   rata share of salaries of the Company field employees, and expenses of other Company   employees who have been temporarily diverted from their normal and customary duties and   assigned to the field adjustment of losses covered by this Contract.       Loss adjustment expense as defined above does not include unallocated loss adjustment   expense. Unallocated loss adjustment expense includes, but is not limited to, salaries and   expenses of employees, other than in (d) above, and office and other overhead expenses.
  21\F7V1137   Page 6      B. "Loss in excess of policy limits" and "extra contractual obligations" as used in this Contract   shall mean:       1. "Loss in excess of policy limits" shall mean 90.0% of any amount paid or payable by   the Company in excess of its policy limits, but otherwise within the terms of its policy,   such loss in excess of the Company's policy limits having been incurred because of,   but not limited to, failure by the Company to settle within the policy limits or by reason   of the Company's alleged or actual negligence, fraud or bad faith in rejecting an offer   of settlement or in the preparation of the defense or in the trial of an action against its   insured or reinsured or in the preparation or prosecution of an appeal consequent   upon such an action. Any loss in excess of policy limits that is made in connection   with this Contract shall not exceed 25.0% of the actual catastrophe loss.       2. "Extra contractual obligations" shall mean 90.0% of any punitive, exemplary,   compensatory or consequential damages paid or payable by the Company, not   covered by any other provision of this Contract and which arise from the handling of   any claim on business subject to this Contract, such liabilities arising because of, but   not limited to, failure by the Company to settle within the policy limits or by reason of   the Company's alleged or actual negligence, fraud or bad faith in rejecting an offer of   settlement or in the preparation of the defense or in the trial of an action against its   insured or reinsured or in the preparation or prosecution of an appeal consequent   upon such an action. An extra contractual obligation shall be deemed, in all   circumstances, to have occurred on the same date as the loss covered or alleged to   be covered under the policy. Any extra contractual obligations that are made in   connection with this Contract shall not exceed 25.0% of the actual catastrophe loss.       Notwithstanding anything stated herein, this Contract shall not apply to any loss in excess   of policy limits or any extra contractual obligation incurred by the Company as a result of   any fraudulent and/or criminal act by any officer or director of the Company acting   individually or collectively or in collusion with any individual or corporation or any other   organization or party involved in the presentation, defense or settlement of any claim   covered hereunder.      C. "Policies" as used in this Contract shall mean all policies, contracts and binders of   insurance or reinsurance.      D. "Ultimate net loss" as used in this Contract shall mean the sum or sums (including loss in   excess of policy limits, extra contractual obligations and loss adjustment expense, as   defined herein) paid or payable by the Company in settlement of claims and in satisfaction   of judgments rendered on account of such claims, after deduction of all salvage, all   recoveries and all claims on inuring insurance or reinsurance, whether collectible or not.   Nothing herein shall be construed to mean that losses under this Contract are not   recoverable until the Company's ultimate net loss has been ascertained.         Article 9 - Loss Occurrence   A. The term "loss occurrence" shall mean the sum of all individual losses directly occasioned   by any one disaster, accident or loss or series of disasters, accidents or losses arising out   of one event which occurs within the area of one state of the United States or province of

  21\F7V1137   Page 7      Canada and states or provinces contiguous thereto and to one another. However, the   duration and extent of any one "loss occurrence" shall be limited to all individual losses   sustained by the Company occurring during any period of 168 consecutive hours arising out   of and directly occasioned by the same event, except that the term "loss occurrence" shall   be further defined as follows:       1. As regards a named storm, all individual losses sustained by the Company occurring   during any period (a) from and after 12:00 a.m. Eastern Standard Time on the date a   watch, warning, advisory, or other bulletin (whether for wind, flood or otherwise) for   such named storm is first issued by the National Hurricane Center ("NHC") or its   successor or any other division of the National Weather Service ("NWS"),   (b) continuing for a time period thereafter during which such named storm continues,   regardless of its category rating or lack thereof and regardless of whether the watch,   warning, or advisory or other bulletin remains in effect for such named storm and   (c) ending 96 hours following the issuance of the last watch, warning or advisory or   other bulletin for such named storm or related to such named storm by the NHC or its   successor or any other division of the NWS. "Named storm" shall mean any storm or   storm system that has been declared by the NHC or its successor or any other   division of the NWS to be a named storm at any time, which may include, by way of   example and not limitation, hurricane, wind, gusts, typhoon, tropical storm, hail, rain,   tornados, cyclones, ensuing flood, storm surge, water damage, fire following, sprinkler   leakage, riots, vandalism, and collapse, and all losses and perils (including, by way of   example and not limitation, those mentioned previously in this sentence) in each case   arising out of, caused by, occurring during, occasioned by or resulting from such storm   or storm system, including by way of example and not limitation the merging of one or   more separate storm(s) or storm system(s) into a combined storm surge event.   However, the named storm need not be limited to one state or province or states or   provinces contiguous thereto.       2. As regards storm or storm systems that are not a named storm, including, by way of   example and not limitation, ensuing wind, gusts, typhoon, tropical storm, hail, rain,   tornados, cyclones, ensuing flood, storm surge, fire following, sprinkler leakage, riots,   vandalism, collapse and water damage, all individual losses sustained by the   Company occurring during any period of 144 consecutive hours arising out of, caused   by, occurring during, occasioned by or resulting from the same event. However, the   event need not be limited to one state or province or states or provinces contiguous   thereto.       3. As regards riot, riot attending a strike, civil commotion, vandalism and malicious   mischief, all individual losses sustained by the Company occurring during any period   of 96 consecutive hours within the area of one municipality or county and the   municipalities or counties contiguous thereto arising out of and directly occasioned by   the same event. The maximum duration of 96 consecutive hours may be extended in   respect of individual losses which occur beyond such 96 consecutive hours during the   continued occupation of an assured's premises by strikers, provided such occupation   commenced during the aforesaid period.       4. As regards earthquake (the epicenter of which need not necessarily be within the   territorial confines referred to in the introductory portion of this paragraph) and fire   following directly occasioned by the earthquake, only those individual fire losses which
  21\F7V1137   Page 8      commence during the period of 168 consecutive hours may be included in the   Company's loss occurrence.       5. As regards freeze, only individual losses directly occasioned by collapse, breakage of   glass and water damage (caused by bursting frozen pipes and tanks) may be included   in the Company's loss occurrence.       6. As regards firestorms, brush fires and any other fires or series of fires, irrespective of   origin (except as provided in subparagraphs 3 and 4 above), all individual losses   sustained by the Company which commence during any period of 168 consecutive   hours within the area of one state of the United States or province of Canada and   states or provinces contiguous thereto and to one another may be included in the   Company's loss occurrence.      B. For all loss occurrences hereunder, the Company may choose the date and time when any   such period of consecutive hours commences, provided that no period commences earlier   than the date and time of the occurrence of the first recorded individual loss sustained by   the Company arising out of that disaster, accident, or loss or series of disasters, accidents,   or losses. Furthermore:       1. For all loss occurrences other than those referred to in subparagraphs A.1., A.2., and   A.3. above, only one such period of 168 consecutive hours shall apply with respect to   one event.       2. As regards those loss occurrences referred to in subparagraphs A.1. and A.2., only   one such period of consecutive hours (as set forth therein) shall apply with respect to   one event, regardless of the duration of the event.       3. As regards those loss occurrences referred to in subparagraph A.3. above, if the   disaster, accident, or loss or series of disasters, accidents, or losses occasioned by   the event is of greater duration than 96 consecutive hours, then the Company may   divide that disaster, accident, or loss or series of disasters, accidents, or losses into   two or more loss occurrences, provided that no two periods overlap and no individual   loss is included in more than one such period.      C. It is understood that losses arising from a combination of two or more perils as a result of   the same event may be considered as having arisen from one loss occurrence.   Notwithstanding the foregoing, the hourly limitations as stated above shall not be exceeded   as respects the applicable perils, and no single loss occurrence shall encompass a time   period greater than 168 consecutive hours, except as regards those loss occurrences   referred to in subparagraphs A.1., A.4. and A.6. above.         Article 10 - Loss Notices and Settlements   A. Whenever losses sustained by the Company are reserved by the Company for an amount   greater than 50.0% of the Company's respective retention under any excess layer   hereunder and/or appear likely to result in a claim under such excess layer, the Company   shall notify the Subscribing Reinsurers under that excess layer and shall provide updates

  21\F7V1137   Page 9      related to development of such losses. The Reinsurer shall have the right to participate in   the adjustment of such losses at its own expense.      B. All loss settlements made by the Company, provided they are within the terms of this   Contract and the terms of the original policy (with the exception of loss in excess of policy   limits or extra contractual obligations coverage, if any, under this Contract), shall be binding   upon the Reinsurer, and the Reinsurer agrees to pay all amounts for which it may be liable   upon receipt of reasonable evidence of the amount paid by the Company.         Article 11 - Cash Call   Notwithstanding the provisions of the Loss Notices and Settlements Article, upon the request of   the Company, the Reinsurer shall pay any amount with regard to a loss settlement or   settlements that are scheduled to be made (including any payments projected to be made)   within the next 20 days by the Company, subject to receipt by the Reinsurer of a satisfactory   proof of loss. Such agreed payment shall be made within 10 days from the date the demand for   payment was transmitted to the Reinsurer.         Article 12 - Salvage and Subrogation   The Reinsurer shall be credited with salvage (i.e., reimbursement obtained or recovery made by   the Company, less the actual cost, excluding salaries of officials and employees of the   Company and sums paid to attorneys as retainer, of obtaining such reimbursement or making   such recovery) on account of claims and settlements involving reinsurance hereunder. Salvage   thereon shall always be used to reimburse the excess carriers in the reverse order of their   priority according to their participation before being used in any way to reimburse the Company   for its primary loss. The Company hereby agrees to enforce its rights to salvage or subrogation   relating to any loss, a part of which loss was sustained by the Reinsurer, and to prosecute all   claims arising out of such rights, if, in the Company's opinion, it is economically reasonable to   do so.         Article 13 - Reinsurance Premium   As premium for reinsurance coverage provided by this Contract, the Company shall pay the   Reinsurer an annual deposit premium of the amount, shown as "Reinsurance Premium" in   Schedule A attached hereto, in four equal installments of the amount, shown as "Premium   Installment" in Schedule A attached hereto, on July 1 and October 1 of 2021, and on January 1   and April 1 of 2022. However, in the event this Contract is terminated, there shall be no deposit   premium installments due after the effective date of termination.         Article 14 - Sanctions   Neither the Company nor any Subscribing Reinsurer shall be liable for premium or loss under   this Contract if it would result in a violation of any mandatory sanction, prohibition or restriction   under United Nations resolutions or the trade or economic sanctions, laws or regulations of the   European Union, United Kingdom or United States of America that are applicable to either party.
  21\F7V1137   Page 10            Article 15 - Late Payments   A. The provisions of this Article shall not be implemented unless specifically invoked, in   writing, by one of the parties to this Contract.      B. In the event any premium, loss or other payment due either party is not received by the   intermediary named in the Intermediary Article (hereinafter referred to as the   "Intermediary") by the payment due date, the party to whom payment is due may, by   notifying the Intermediary in writing, require the debtor party to pay, and the debtor party   agrees to pay, an interest charge on the amount past due calculated for each such payment   on the last business day of each month as follows:       1. The number of full days which have expired since the due date or the last monthly   calculation, whichever the lesser; times       2. 1/365ths of the six-month United States Prime rate as quoted in The Wall Street   Journal on the first business day of the month for which the calculation is made; times       3. The amount past due, including accrued interest.       It is agreed that interest shall accumulate until payment of the original amount due plus   interest charges have been received by the Intermediary.      C. The establishment of the due date shall, for purposes of this Article, be determined as   follows:       1. As respects the payment of routine deposits and premiums due the Reinsurer, the due   date shall be as provided for in the applicable section of this Contract. In the event a   due date is not specifically stated for a given payment, it shall be deemed due 30 days   after the date of transmittal by the Intermediary of the initial billing for each such   payment.       2. Any claim or loss payment due the Company hereunder shall be deemed due 10 days   after the proof of loss or demand for payment is transmitted to the Reinsurer. If such   loss or claim payment is not received within the 10 days, interest will accrue on the   payment or amount overdue in accordance with paragraph B above, from the date the   proof of loss or demand for payment was transmitted to the Reinsurer.       3. As respects a "cash call" made in accordance with the Cash Call Article, payment   shall be deemed due 10 days after the demand for payment is transmitted to the   Reinsurer. If such loss or claim payment is not received within the 10 days, interest   shall accrue on the payment or amount overdue in accordance with paragraph B   above, from the date the demand for payment was transmitted to the Reinsurer.       4. As respects any payment, adjustment or return due either party not otherwise   provided for in subparagraphs 1, 2, and 3 of this paragraph C, the due date shall be as   provided for in the applicable section of this Contract. In the event a due date is not

  21\F7V1137   Page 11      specifically stated for a given payment, it shall be deemed due 10 days following   transmittal of written notification that the provisions of this Article have been invoked.       For purposes of interest calculations only, amounts due hereunder shall be deemed paid   upon receipt by the Intermediary.      D. Nothing herein shall be construed as limiting or prohibiting a Subscribing Reinsurer from   contesting the validity of any claim, or from participating in the defense of any claim or suit,   or prohibiting either party from contesting the validity of any payment or from initiating any   arbitration or other proceeding in accordance with the provisions of this Contract. If the   debtor party prevails in an arbitration or other proceeding, then any interest charges due   hereunder on the amount in dispute shall be null and void. If the debtor party loses in such   proceeding, then the interest charge on the amount determined to be due hereunder shall   be calculated in accordance with the provisions set forth above unless otherwise   determined by such proceedings. If a debtor party advances payment of any amount it is   contesting, and proves to be correct in its contestation, either in whole or in part, the other   party shall reimburse the debtor party for any such excess payment made plus interest on   the excess amount calculated in accordance with this Article.      E. Interest charges arising out of the application of this Article that are $1,000 or less from any   party shall be waived unless there is a pattern of late payments consisting of three or more   items over the course of any 12-month period.         Article 16 - Offset   The Company and the Reinsurer may offset any balance or amount due from one party to the   other under this Contract or any other contract heretofore or hereafter entered into between the   Company and the Reinsurer, whether acting as assuming reinsurer or ceding company. The   provisions of this Article shall not be affected by the insolvency of either party.         Article 17 - Severability of Interests and Obligations   The rights, duties and obligations set forth below shall apply as if this Contract were a separate   contract between the Subscribing Reinsurers and each named reinsured company:      A. Balances payable by any Subscribing Reinsurer to or from any reinsured party under the   Contract shall not serve to offset any balances recoverable to, or from, any other reinsured   party to the Contract and balances payable shall be separated by named reinsured   company and paid directly to the appropriate named reinsured company's bank account.      B. Balances recoverable by any Subscribing Reinsurer to or from any reinsured party under   the Contract shall not serve to offset any balances payable to, or from, any other reinsured   party to the Contract.      C. Reports and remittances made to the Reinsurer in accordance with the applicable articles   of the Contract are to be in sufficient detail to identify both the Reinsurer's loss obligations   due to each named reinsured company and each named reinsured company's premium   remittance under the report.
  21\F7V1137   Page 12         D. In the event of the insolvency of any of the parties to the Contract, offset shall be only   allowed in accordance with the laws of the insolvent party's state of domicile.      E. Nothing in this Article shall be construed to provide a separate retention, Reinsurer's limit of   liability any one loss occurrence or Reinsurer's annual limit of liability for each named   reinsured company.         Article 18 - Access to Records   The Reinsurer or its designated representatives shall have access at any reasonable time to all   records of the Company which pertain in any way to this reinsurance, provided the Reinsurer   gives the Company at least 15 days prior notice of request for such access. However, a   Subscribing Reinsurer or its designated representatives shall not have any right of access to the   records of the Company if it is not current in all undisputed payments due the Company.   "Undisputed" as used herein shall mean any amount that the Subscribing Reinsurer has not   contested in writing to the Company specifying the reason(s) why the payments are disputed.         Article 19 - Liability of the Reinsurer   A. The liability of the Reinsurer shall follow that of the Company in every case and be subject   in all respects to all the general and specific stipulations, clauses, waivers and modifications   of the Company's policies and any endorsements thereon. However, in no event shall this   be construed in any way to provide coverage outside the terms and conditions set forth in   this Contract.      B. Nothing herein shall in any manner create any obligations or establish any rights against   the Reinsurer in favor of any third party or any persons not parties to this Contract.         Article 20 - Net Retained Lines (BRMA 32E)   A. This Contract applies only to that portion of any policy which the Company retains net for its   own account (prior to deduction of any underlying reinsurance specifically permitted in this   Contract), and in calculating the amount of any loss hereunder and also in computing the   amount or amounts in excess of which this Contract attaches, only loss or losses in respect   of that portion of any policy which the Company retains net for its own account shall be   included.      B. The amount of the Reinsurer's liability hereunder in respect of any loss or losses shall not   be increased by reason of the inability of the Company to collect from any other   reinsurer(s), whether specific or general, any amounts which may have become due from   such reinsurer(s), whether such inability arises from the insolvency of such other   reinsurer(s) or otherwise.

  21\F7V1137   Page 13      Article 21 - Errors and Omissions (BRMA 14F)   Inadvertent delays, errors or omissions made in connection with this Contract or any transaction   hereunder shall not relieve either party from any liability which would have attached had such   delay, error or omission not occurred, provided always that such error or omission is rectified as   soon as possible after discovery.         Article 22 - Currency (BRMA 12A)   A. Whenever the word "Dollars" or the "$" sign appears in this Contract, they shall be   construed to mean United States Dollars and all transactions under this Contract shall be in   United States Dollars.      B. Amounts paid or received by the Company in any other currency shall be converted to   United States Dollars at the rate of exchange at the date such transaction is entered on the   books of the Company.         Article 23 - Taxes (BRMA 50B)   In consideration of the terms under which this Contract is issued, the Company will not claim a   deduction in respect of the premium hereon when making tax returns, other than income or   profits tax returns, to any state or territory of the United States of America or the District of   Columbia.         Article 24 - Federal Excise Tax (BRMA 17D)   A. The Reinsurer has agreed to allow for the purpose of paying the Federal Excise Tax the   applicable percentage of the premium payable hereon (as imposed under Section 4371 of   the Internal Revenue Code) to the extent such premium is subject to the Federal Excise   Tax.      B. In the event of any return of premium becoming due hereunder the Reinsurer will deduct   the applicable percentage from the return premium payable hereon and the Company or its   agent should take steps to recover the tax from the United States Government.         Article 25 - Reserves   A. The Reinsurer agrees to fund its share of amounts, including but not limited to, the   Company's ceded unearned premium and outstanding loss and loss adjustment expense   reserves (including all case reserves plus any reasonable amount estimated to be   unreported from known loss occurrences) (hereinafter referred to as "Reinsurer's   Obligations") by:       1. Clean, irrevocable and unconditional letters of credit issued and confirmed, if   confirmation is required by the insurance regulatory authorities involved, by a bank or
  21\F7V1137   Page 14      banks meeting the NAIC Securities Valuation Office credit standards for issuers of   letters of credit and acceptable to said insurance regulatory authorities; and/or       2. Escrow accounts for the benefit of the Company; and/or       3. Cash advances;       if the Reinsurer:       1. Is unauthorized in any state of the United States of America or the District of Columbia   having jurisdiction over the Company and if, without such funding, a penalty would   accrue to the Company on any financial statement it is required to file with the   insurance regulatory authorities involved; or       2. Has an A.M. Best Company's Financial Strength Rating equal to or below B++ at the   inception of this Contract.       The Reinsurer, at its sole option, may fund in other than cash if its method and form of   funding are acceptable to the insurance regulatory authorities involved.      B. With regard to funding in whole or in part by letters of credit, it is agreed that each letter of   credit will be in a form acceptable to insurance regulatory authorities involved, will be issued   for a term of at least one year and will include an "evergreen clause," which automatically   extends the term for at least one additional year at each expiration date unless written   notice of non-renewal is given to the Company not less than 30 days prior to said expiration   date. The Company and the Reinsurer further agree, notwithstanding anything to the   contrary in this Contract, that said letters of credit may be drawn upon by the Company or   its successors in interest at any time, without diminution because of the insolvency of the   Company or the Reinsurer, but only for one or more of the following purposes:       1. To reimburse itself for the Reinsurer's share of unearned premiums returned to   insureds on account of policy cancellations, unless paid in cash by the Reinsurer;       2. To reimburse itself for the Reinsurer's share of losses and/or loss adjustment expense   paid under the terms of policies reinsured hereunder, unless paid in cash by the   Reinsurer;       3. To reimburse itself for the Reinsurer's share of any other amounts claimed to be due   hereunder, unless paid in cash by the Reinsurer;       4. To fund a cash account in an amount equal to the Reinsurer's share of amounts,   including but not limited to, the Reinsurer's Obligations as set forth above, funded by   means of a letter of credit which is under non-renewal notice, if said letter of credit has   not been renewed or replaced by the Reinsurer 10 days prior to its expiration date;       5. To refund to the Reinsurer any sum in excess of the actual amount required to fund   the Reinsurer's share of amounts, including but not limited to, the Reinsurer's   Obligations as set forth above, if so requested by the Reinsurer.

  21\F7V1137   Page 15       In the event the amount drawn by the Company on any letter of credit is in excess of the   actual amount required for B(1), B(2) or B(4), or in the case of B(3), the actual amount   determined to be due, the Company shall promptly return to the Reinsurer the excess   amount so drawn.         Article 26 - Insolvency   A. In the event of the insolvency of the Company, this reinsurance shall be payable directly to   the Company or to its liquidator, receiver, conservator or statutory successor on the basis of   the liability of the Company without diminution because of the insolvency of the Company or   because the liquidator, receiver, conservator or statutory successor of the Company has   failed to pay all or a portion of any claim. It is agreed, however, that the liquidator, receiver,   conservator or statutory successor of the Company shall give written notice to the   Reinsurer of the pendency of a claim against the Company indicating the policy or bond   reinsured which claim would involve a possible liability on the part of the Reinsurer within a   reasonable time after such claim is filed in the conservation or liquidation proceeding or in   the receivership, and that during the pendency of such claim, the Reinsurer may investigate   such claim and interpose, at its own expense, in the proceeding where such claim is to be   adjudicated, any defense or defenses that it may deem available to the Company or its   liquidator, receiver, conservator or statutory successor. The expense thus incurred by the   Reinsurer shall be chargeable, subject to the approval of the Court, against the Company   as part of the expense of conservation or liquidation to the extent of a pro rata share of the   benefit which may accrue to the Company solely as a result of the defense undertaken by   the Reinsurer.      B. Where two or more Subscribing Reinsurers are involved in the same claim and a majority in   interest elect to interpose defense to such claim, the expense shall be apportioned in   accordance with the terms of this Contract as though such expense had been incurred by   the Company.      C. It is further understood and agreed that, in the event of the insolvency of the Company, the   reinsurance under this Contract shall be payable directly by the Reinsurer to the Company   or to its liquidator, receiver or statutory successor, except as provided by Section 4118(a) of   the New York Insurance Law or except (1) where this Contract specifically provides another   payee of such reinsurance in the event of the insolvency of the Company or (2) where the   Reinsurer with the consent of the direct insured or insureds has assumed such policy   obligations of the Company as direct obligations of the Reinsurer to the payees under such   policies and in substitution for the obligations of the Company to such payees.         Article 27 - Arbitration   A. As a condition precedent to any right of action hereunder, in the event of any dispute or   difference of opinion hereafter arising with respect to this Contract, it is hereby mutually   agreed that such dispute or difference of opinion shall be submitted to arbitration. One   Arbiter shall be chosen by the Company, the other by the Reinsurer, and an Umpire shall   be chosen by the two Arbiters before they enter upon arbitration, all of whom shall be active   or retired disinterested executive officers of insurance or reinsurance companies or Lloyd's   London Underwriters. In the event that either party should fail to choose an Arbiter within
  21\F7V1137   Page 16      30 days following a written request by the other party to do so, the requesting party may   choose two Arbiters who shall in turn choose an Umpire before entering upon arbitration. If   the two Arbiters fail to agree upon the selection of an Umpire within 30 days following their   appointment, each Arbiter shall nominate three candidates within 10 days thereafter, two of   whom the other shall decline, and the decision shall be made by drawing lots.      B. Each party shall present its case to the Arbiters within 30 days following the date of   appointment of the Umpire. The Arbiters shall consider this Contract as an honorable   engagement rather than merely as a legal obligation and they are relieved of all judicial   formalities and may abstain from following the strict rules of law. The decision of the   Arbiters shall be final and binding on both parties; but failing to agree, they shall call in the   Umpire and the decision of the majority shall be final and binding upon both parties.   Judgment upon the final decision of the Arbiters may be entered in any court of competent   jurisdiction.      C. If more than one Subscribing Reinsurer is involved in the same dispute, all such   Subscribing Reinsurers shall, at the option of the Company, constitute and act as one party   for purposes of this Article and communications shall be made by the Company to each of   the Subscribing Reinsurers constituting one party, provided, however, that nothing herein   shall impair the rights of such Subscribing Reinsurers to assert several, rather than joint,   defenses or claims, nor be construed as changing the liability of the Subscribing Reinsurers   participating under the terms of this Contract from several to joint.      D. Each party shall bear the expense of its own Arbiter, and shall jointly and equally bear with   the other the expense of the Umpire and of the arbitration. In the event that the two   Arbiters are chosen by one party, as above provided, the expense of the Arbiters, the   Umpire and the arbitration shall be equally divided between the two parties.      E. Any arbitration proceedings shall take place at a location mutually agreed upon by the   parties to this Contract, but notwithstanding the location of the arbitration, all proceedings   pursuant hereto shall be governed by the law of the state in which the Company has its   principal office.         Article 28 - Service of Suit (BRMA 49C)   (Applicable if the Reinsurer is not domiciled in the United States of America, and/or is not   authorized in any State, Territory or District of the United States where authorization is required   by insurance regulatory authorities)      A. It is agreed that in the event the Reinsurer fails to pay any amount claimed to be due   hereunder, the Reinsurer, at the request of the Company, will submit to the jurisdiction of a   court of competent jurisdiction within the United States. Nothing in this Article constitutes or   should be understood to constitute a waiver of the Reinsurer's rights to commence an   action in any court of competent jurisdiction in the United States, to remove an action to a   United States District Court, or to seek a transfer of a case to another court as permitted by   the laws of the United States or of any state in the United States.      B. Further, pursuant to any statute of any state, territory or district of the United States which   makes provision therefor, the Reinsurer hereby designates the party named in its Interests

  21\F7V1137   Page 17      and Liabilities Agreement, or if no party is named therein, the Superintendent,   Commissioner or Director of Insurance or other officer specified for that purpose in the   statute, or his successor or successors in office, as its true and lawful attorney upon whom   may be served any lawful process in any action, suit or proceeding instituted by or on   behalf of the Company or any beneficiary hereunder arising out of this Contract.         Article 29 - Severability (BRMA 72E)   If any provision of this Contract shall be rendered illegal or unenforceable by the laws,   regulations or public policy of any state, such provision shall be considered void in such state,   but this shall not affect the validity or enforceability of any other provision of this Contract or the   enforceability of such provision in any other jurisdiction.         Article 30 - Governing Law (BRMA 71B)   This Contract shall be governed by and construed in accordance with the laws of the State of   Florida.         Article 31 - Confidentiality   A. The Reinsurer hereby acknowledges that the documents, information and data provided to   it by the Company, whether directly or through an authorized agent, in connection with the   placement and execution of this Contract, including all information obtained through any   audits and any claims information between the Company and the Reinsurer, and any   submission or other materials relating to any renewal (hereinafter referred to as   "Confidential Information") are proprietary and confidential to the Company.      B. Except as provided for in paragraph C below, the Reinsurer shall not disclose any   Confidential Information to any third parties, including but not limited to the Reinsurer's   subsidiaries and affiliates, other insurance companies and their subsidiaries and affiliates,   underwriting agencies, research organizations, any unaffiliated entity engaged in modeling   insurance or reinsurance data, and statistical rating organizations.      C. Confidential Information may be used by the Reinsurer only in connection with the   performance of its obligations or enforcement of its rights under this Contract and will only   be disclosed when required by (1) retrocessionaires subject to the business ceded to this   Contract, (2) regulators performing an audit of the Reinsurer's records and/or financial   condition, (3) external auditors performing an audit of the Reinsurer's records in the normal   course of business, or (4) the Reinsurer's legal counsel; provided that the Reinsurer   advises such parties of the confidential nature of the Confidential Information and their   obligation to maintain its confidentiality. The Company may require that any third-party   representatives of the Reinsurer agree, in writing, to be bound by this Confidentiality Article   or by a separate written confidentiality agreement, containing terms no less stringent than   those set forth in this Article. If a third-party representative of the Reinsurer is not bound, in   writing, by this Confidentiality Article or by a separate written confidentiality agreement, the   Reinsurer shall be responsible for any breach of this provision by such third-party   representative of the Reinsurer.
  21\F7V1137   Page 18         D. Notwithstanding the above, in the event that the Reinsurer is required by court order, other   legal process or any regulatory authority to release or disclose any or all of the Confidential   Information, the Reinsurer agrees to provide the Company with written notice of same at   least 10 days prior to such release or disclosure, to the extent legally permissible, and to   use its best efforts to assist the Company in maintaining the confidentiality provided for in   this Article.      E. Any disclosure of Non-Public Personally Identifiable Information shall comply with all state   and federal statutes and regulations governing the disclosure of Non-Public Personally   Identifiable Information. "Non-Public Personally Identifiable Information" shall be defined as   this term or a similar term is defined in any applicable state, provincial, territory, or federal   law. Disclosing or using this information for any purpose not authorized by applicable law is   expressly forbidden without the prior consent of the Company.      F. The parties agree that any information subject to privilege, including the attorney-client   privilege or attorney work product doctrine (collectively "Privilege") shall not be disclosed to   the Reinsurer until, in the Company's opinion, such Privilege is deemed to be waived or   otherwise compromised by virtue of its disclosure pursuant to this Contract. Furthermore,   the Reinsurer shall not assert that any Privilege otherwise applicable to the Confidential   Information has been waived or otherwise compromised by virtue of its disclosure pursuant   to this Contract.      G. The provisions of this Article shall extend to the officers, directors and employees of the   Reinsurer and its affiliates, and shall be binding upon their successors and assigns.         Article 32 - Non-Waiver   The failure of the Company or Reinsurer to insist on compliance with this Contract or to exercise   any right, remedy or option hereunder shall not: (1) constitute a waiver of any rights contained   in this Contract, (2) prevent the Company or Reinsurer from thereafter demanding full and   complete compliance, (3) prevent the Company or Reinsurer from exercising such remedy in   the future, nor (4) affect the validity of this Contract or any part thereof.         Article 33 - Agency Agreement (BRMA 73A)   If more than one reinsured company is named as a party to this Contract, the first named   company shall be deemed the agent of the other reinsured companies for purposes of sending   or receiving notices required by the terms and conditions of this Contract, and for purposes of   remitting or receiving any monies due any party.         Article 34 - Notices and Contract Execution   A. Whenever a notice, statement, report or any other written communication is required by this   Contract, unless otherwise specified, such notice, statement, report or other written   communication may be transmitted by certified or registered mail, nationally or

  21\F7V1137   Page 19      internationally recognized express delivery service, personal delivery, electronic mail, or   facsimile. With the exception of notices of termination, first class mail is also acceptable.      B. The use of any of the following shall constitute a valid execution of this Contract or any   amendments thereto:       1. Paper documents with an original ink signature;       2. Facsimile or electronic copies of paper documents showing an original ink signature;   and/or       3. Electronic records with an electronic signature made via an electronic agent. For the   purposes of this Contract, the terms "electronic record," "electronic signature" and   "electronic agent" shall have the meanings set forth in the Electronic Signatures in   Global and National Commerce Act of 2000 or any amendments thereto.      C. This Contract may be executed in one or more counterparts, each of which, when duly   executed, shall be deemed an original.         Article 35 - Intermediary   Aon Benfield Inc., or one of its affiliated corporations duly licensed as a reinsurance   intermediary, is hereby recognized as the Intermediary negotiating this Contract for all business   hereunder. All communications (including but not limited to notices, statements, premiums,   return premiums, commissions, taxes, losses, loss adjustment expense, salvages and loss   settlements) relating to this Contract will be transmitted to the Company or the Reinsurer   through the Intermediary. Payments by the Company to the Intermediary will be deemed   payment to the Reinsurer. Payments by the Reinsurer to the Intermediary will be deemed   payment to the Company only to the extent that such payments are actually received by the   Company.         In Witness Whereof, the Company by its duly authorized representatives has executed this   Contract as of the dates specified below:      This 21st day of September in the year 2021 .      FedNat Insurance Company      /s/ Michael Braun         This 21st day of September in the year 2021 .      Monarch National Insurance Company      /s/ Michael Braun
  21\F7V1137   Page 20      This 21st day of September in the year 2021 .      Maison Insurance Company      /s/ Douglas Raucy

  21\F7V1137   Schedule A         Schedule A   Top Layer   Excess Catastrophe Reinsurance Contract   Effective: July 1, 2021      FedNat Insurance Company   Sunrise, Florida   and   Monarch National Insurance Company   Sunrise, Florida   and   Maison Insurance Company   Baton Rouge, Louisiana         Top Layer   Reinsurer's Per Occurrence Limit $90,000,000   Reinsurer's Term Limit $90,000,000   Reinsurance Premium [***]   Premium Installments [***]      The figures listed above for each excess layer shall apply to each Subscribing Reinsurer in the   percentage share for that excess layer as expressed in its Interests and Liabilities Agreement   attached hereto.
  21\F7V1137      War Exclusion Clause            As regards interests which at time of loss or damage are on shore, no liability shall attach hereto   in respect of any loss or damage which is occasioned by war, invasion, hostilities, acts of   foreign enemies, civil war, rebellion, insurrection, military or usurped power, or martial law or   confiscation by order of any government or public authority.

  21\F7V1137      Nuclear Incident Exclusion Clause - Physical Damage - Reinsurance (U.S.A.)         1. This Reinsurance does not cover any loss or liability accruing to the Reassured, directly or indirectly and whether as   Insurer or Reinsurer, from any Pool of Insurers or Reinsurers formed for the purpose of covering Atomic or Nuclear   Energy risks.      2. Without in any way restricting the operation of paragraph (1) of this Clause, this Reinsurance does not cover any loss   or liability accruing to the Reassured, directly or indirectly and whether as Insurer or Reinsurer, from any insurance   against Physical Damage (including business interruption or consequential loss arising out of such Physical Damage)   to:       I. Nuclear reactor power plants including all auxiliary property on the site, or       II. Any other nuclear reactor installation, including laboratories handling radioactive materials in connection with   reactor installations, and "critical facilities" as such, or       III. Installations for fabricating complete fuel elements or for processing substantial quantities of "special nuclear   material," and for reprocessing, salvaging, chemically separating, storing or disposing of "spent" nuclear fuel or   waste materials, or       IV. Installations other than those listed in paragraph (2) III above using substantial quantities of radioactive isotopes   or other products of nuclear fission.      3. Without in any way restricting the operations of paragraphs (1) and (2) hereof, this Reinsurance does not cover any   loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or   Reinsurer, from any insurance on property which is on the same site as a nuclear reactor power plant or other nuclear   installation and which normally would be insured therewith except that this paragraph (3) shall not operate       (a) where Reassured does not have knowledge of such nuclear reactor power plant or nuclear installation, or       (b) where said insurance contains a provision excluding coverage for damage to property caused by or resulting   from radioactive contamination, however caused. However on and after 1st January 1960 this sub-paragraph (b)   shall only apply provided the said radioactive contamination exclusion provision has been approved by the   Governmental Authority having jurisdiction thereof.      4. Without in any way restricting the operations of paragraphs (1), (2) and (3) hereof, this Reinsurance does not cover any   loss or liability by radioactive contamination accruing to the Reassured, directly or indirectly, and whether as Insurer or   Reinsurer, when such radioactive contamination is a named hazard specifically insured against.      5. It is understood and agreed that this Clause shall not extend to risks using radioactive isotopes in any form where the   nuclear exposure is not considered by the Reassured to be the primary hazard.      6. The term "special nuclear material" shall have the meaning given it in the Atomic Energy Act of 1954 or by any law   amendatory thereof.      7. Reassured to be sole judge of what constitutes:       (a) substantial quantities, and       (b) the extent of installation, plant or site.      Note.-Without in any way restricting the operation of paragraph (1) hereof, it is understood and agreed that       (a) all policies issued by the Reassured on or before 31st December 1957 shall be free from the application of the   other provisions of this Clause until expiry date or 31st December 1960 whichever first occurs whereupon all the   provisions of this Clause shall apply.       (b) with respect to any risk located in Canada policies issued by the Reassured on or before 31st December 1958   shall be free from the application of the other provisions of this Clause until expiry date or 31st December 1960   whichever first occurs whereupon all the provisions of this Clause shall apply.      12/12/57   N.M.A. 1119   BRMA 35B
  21\F7V1137   Page 1 of 2      Pools, Associations and Syndicates Exclusion Clause   (Catastrophe)         It is hereby understood and agreed that:      A. This Contract excludes loss or liability arising from:       1. Business derived directly or indirectly from any pool, association, or syndicate which   maintains its own reinsurance facilities. This subparagraph 1 shall not apply with   respect to:       a. Residual market mechanisms created by statute. This Contract shall not extend,   however, to afford coverage for liability arising from the inability of any other   participant or member in the residual market mechanism to meet its obligations,   nor shall this Contract extend to afford coverage for liability arising from any   claim against the residual market mechanism brought by or on behalf of any   insolvency fund (as defined in the Insolvency Fund Exclusion Clause   incorporated in this Contract). For the purposes of this Clause, the California   Earthquake Authority shall be deemed to be a "residual market mechanism."       b. Inter-agency or inter-government joint underwriting or risk purchasing   associations (however styled) created by or permitted by statute or regulation.       2. Those perils insured by the Company that the Company knows, at the time the risk is   bound, to be insured by or in excess of amounts insured or reinsured by any pool,   association or syndicate formed for the purpose of insuring oil, gas, or petro-chemical   plants; oil or gas drilling rigs; and/or aviation risks. This subparagraph 2 shall not   apply:       a. If the total insured value over all interests of the risk is less than $250,000,000.       b. To interests traditionally underwritten as Inland Marine or Stock or Contents   written on a blanket basis.       c. To Contingent Business Interruption liability, except when it is known to the   Company, at the time the risk is bound, that the key location is insured by or   through any pool, association or syndicate formed for the purpose of insuring oil,   gas, or petro-chemical plants; oil or gas drilling rigs; and/or aviation risks; unless   the total insured value over all interests of the risk is less than $250,000,000.      B. With respect to loss or liability arising from the Company's participation or membership in   any residual market mechanism created by statute, the Company may include in its ultimate   net loss only amounts for which the Company is assessed as a direct consequence of a   covered loss occurrence, subject to the following provisions:       1. Recovery is limited to perils otherwise protected hereunder.       2. In the event the terms of the Company's participation or membership in any such   residual market mechanism permit the Company to recoup any such direct

  21\F7V1137   Page 2 of 2      assessment attributed to a loss occurrence by way of a specific policy premium   surcharge or similar levy on policyholders, the amount received by the Company as a   result of such premium surcharge or levy shall reduce the Company's ultimate net loss   for such loss occurrence.       3. The result of any rate increase filing permitted by the terms of the Company's   participation or membership in any such residual market mechanism following any   assessment shall have no effect on the Company's ultimate net loss for any covered   loss occurrence.       4. The result of any premium tax credit filing permitted by the terms of the Company's   participation or membership in any such residual market mechanism following any   assessment shall reduce the Company's ultimate net loss for any covered loss   occurrence.       5. The Company may not include in its ultimate net loss any amount resulting from an   assessment that, pursuant to the terms of the Company's participation or membership   in the residual market mechanism, the Company is required to pay only after such   assessment is collected from the policyholder.       6. The ultimate net loss hereunder shall not include any monies expended to purchase or   retire bonds as a consequence of being a member of a residual market mechanism   nor any fines or penalties imposed on the Company for late payment.       7. If, however, a residual market mechanism only provides for assessment based on an   aggregate of losses in any one contract or plan year of said mechanism, then the   amount of that assessment to be included in the ultimate net loss for any one loss   occurrence shall be determined by multiplying the Company's share of the aggregate   assessment by a factor derived by dividing the Company's ultimate net loss (net of the   assessment) with respect to the loss occurrence by the total of all of its ultimate net   losses (net of assessments) from all loss occurrences included by the mechanism in   determining the assessment.      8/1/2012
  21\F7V1137      Terrorism Exclusion   (Property Treaty Reinsurance)            Notwithstanding any provision to the contrary within this Contract or any amendment thereto, it   is agreed that this Contract excludes loss, damage, cost or expense directly or indirectly caused   by, contributed to by, resulting from or arising out of or in connection with any act of terrorism,   as defined herein, regardless of any other cause or event contributing concurrently or in any   other sequence to the loss.      An act of terrorism includes any act, or preparation in respect of action, or threat of action   designed to influence the government de jure or de facto of any nation or any political division   thereof, or in pursuit of political, religious, ideological or similar purposes to intimidate the public   or a section of the public of any nation by any person or group(s) of persons whether acting   alone or on behalf of or in connection with any organization(s) or government(s) de jure or   de facto, and which:       1. Involves violence against one or more persons, or       2. Involves damage to property; or       3. Endangers life other than the person committing the action; or       4. Creates a risk to health or safety of the public or a section of the public; or       5. Is designed to interfere with or disrupt an electronic system.      This Contract also excludes loss, damage, cost or expense directly or indirectly caused by,   contributed to by, resulting from or arising out of or in connection with any action in controlling,   preventing, suppressing, retaliating against or responding to any act of terrorism.      Notwithstanding the above and subject otherwise to the terms, conditions, and limitations of this   Contract, in respect only of personal lines, this Contract will pay actual loss or damage (but not   related cost and expense) caused by any act of terrorism provided such act is not directly or   indirectly caused by, contributed to by, resulting from or arising out of or in connection with   radiological, biological, chemical, or nuclear pollution or contamination.

  21\F7V1137      Limited Cyber Loss Exclusion No. 1   (Property Treaty Reinsurance)      1. Notwithstanding any provision to the contrary within this Contract or any endorsement   thereto, this Contract excludes all loss, damage, liability, cost or expense of whatsoever   nature directly or indirectly caused by, contributed to by, resulting from, arising out of or in   connection with:       1.1. any loss of, alteration of, or damage to or a reduction in the functionality, availability or   operation of a Computer System, unless subject to the provisions of paragraph 2;       1.2. any loss of use, reduction in functionality, repair, replacement, restoration or   reproduction of any Data, including any amount pertaining to the value of such Data.      2. Subject to the other terms, conditions and exclusions contained in this Contract, this   Contract will cover physical damage to property insured under the original policies and any   Time Element Loss directly resulting therefrom where such physical damage is directly   occasioned by any of the following perils:       fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, hail,   tornado, cyclone, hurricane, earthquake, volcano, tsunami, flood, freeze or weight of   snow      Definitions      3. "Computer System" means any computer, hardware, software, communications system,   electronic device (including, but not limited to, smart phone, laptop, tablet, wearable   device), server, cloud or microcontroller including any similar system or any configuration of   the aforementioned and including any associated input, output, data storage device,   networking equipment or back up facility.      4. "Data" means information, facts, concepts, code or any other information of any kind that is   recorded or transmitted in a form to be used, accessed, processed, transmitted or stored by   a Computer System.      5. "Time Element Loss" means business interruption, contingent business interruption or any   other consequential losses.         LMA5410   06 March 2020
  21\F7V1137      Limited Communicable Disease Exclusion No. 2   (Property Treaty Reinsurance)      1. Notwithstanding any provision to the contrary within this Contract, this Contract excludes   any loss, damage, liability, claim, cost or expense of whatsoever nature, directly or   indirectly caused by, contributed to by, resulting from, arising out of, or in connection with a   Communicable Disease or the fear or threat (whether actual or perceived) of a   Communicable Disease regardless of any other cause or event contributing concurrently or   in any other sequence thereto.      2. Subject to the other terms, conditions and exclusions contained in this Contract, this   Contract will cover physical damage to property insured under the original policies and any   Time Element Loss directly resulting therefrom where such physical damage is directly   caused by or arising from any of the following perils:      fire, lightning, explosion, aircraft or vehicle impact, falling objects, windstorm, rainstorm, hail,   tornado, cyclone, typhoon, hurricane, earthquake, seaquake, seismic and/or volcanic   disturbance/eruption, tsunami, flood, freeze, ice storm, weight of snow or ice,   avalanche, meteor/asteroid impact, landslip, landslide, mudslide, bush fire, forest fire,   riot, riot attending a strike, civil commotion, vandalism and malicious mischief.      Definitions      3. "Communicable Disease" means any disease which can be transmitted by means of any   substance or agent from any organism to another organism where:      3.1.the substance or agent includes, but is not limited to, a virus, bacterium, parasite or other   organism or any variation thereof, whether deemed living or not, and      3.2.the method of transmission, whether direct or indirect, includes but is not limited to, airborne   transmission, bodily fluid transmission, transmission from or to any surface or object,   solid, liquid or gas or between organisms, and      3.3.the disease, substance or agent can cause or threaten damage to human health or human   welfare or can cause or threaten damage to, deterioration of, loss of value of,   marketability of or loss of use of property.      4. "Time Element Loss" means business interruption, contingent business interruption or any   other consequential losses.         LMA5503   15 May 2020

  21\F7V1137      The Interests and Liabilities Agreements, constituting 22 pages in total, have been omitted from   this exhibit because such agreements are not material and would be competitively harmful if   publicly disclosed.